                  ITAR-TASS/IWL SATELLITE INFORMATION NETWORK

                               SERVICES AGREEMENT

                          CONTRACT NUMBER - TSINSA003

                                  MAY 1, 1994



                                    BETWEEN:

                        [LOGO]                     [LOGO]

Legend: Confidential Treatment Requested. A series of XXX's has been inserted in this exhibit to indicate redactions for which confidential treatment has been requested. The redacted portions of this exhibit have been separately filed with the Commission.

                SATELLITE INFORMATION NETWORK SERVICE AGREEMENT

This SATELLITE INFORMATION NETWORK SERVICE AGREEMENT is made as of 1 May 1994 in Houston, Texas by and between IWL Communications, Inc. (hereinafter referred to as "IWL") and the Information Telegraphy Agency of Russia ITAR-TASS (hereinafter referred to as "ITAR-TASS") which is designated agent according to the laws of the Russian Federation.

This contract replaces previous contracts TSINS001 and TSINSA002.


INTRODUCTION

THE ESSENCE OF THIS AGREEMENT

Whereas, there are many companies with operations in the Russian Federation and these companies require dedicated communication facilities for both voice and data between their Russian offices and their offices in other countries;

Whereas, ITAR-TASS is a designated agent, in the Russian Federation, for utilization of the INTELSAT space segment and is an entity duly organized and validly existing and has all the requisite power and authority to execute and deliver, and to perform all obligations under this agreement;

Whereas IWL Communications, Inc. is a corporation duly organized and in good standing in the state of Texas, USA, and has all the requisite power and authority to execute and deliver, and to perform all the obligations under this agreement; and

The parties agree to work together to provide Information and Communications services for the Customers in Russia and outside Russia using INTELSAT satellite capacity or other communications facilities.


1.0 SERVICES AND RESPONSIBILITIES OF IWL COMMUNICATIONS, INC.

1. Subject to the terms and conditions hereof, including the attached exhibits, IWL shall provide the following services:

1.1 Marketing services for telecommunications services to customers.

1.2 Cooperation with ITAR-TASS in developing a proposal/quotation to the customers for presentation to said customers by IWL Communications, Inc. IWL will prepare the quotations which include IWL, ITAR-TASS and all other costs which include licensing, testing, and transportation costs if applicable.

1.3 Project management, engineering, purchasing, testing and shipping of all equipment and services required to fulfill the non-Russian portion of the requirements customer contracts obtained under this agreement.

1.4 Customs clearance for all customer equipment to be purchased or leased by customer and installed in Russia and assistance to ITAR-TASS, at ITAR-TASS's request, in customs clearance for equipment purchased for its own network..

1.5 Installation and testing of equipment purchased or leased by the customer and assistance to ITAR-TASS, at ITAR-TASS's request, to install and test equipment purchased for ITAR-TASS's network.

1.6 Network monitoring and maintenance services for the non-ITAR-TASS earth station or backbone and customer premise equipment.

1.7 Technical support to ITAR-TASS as requested by ITAR-TASS in support of any project under this agreement.

1.8 IWL Communications, Inc. shall sell, on an agreed payment schedule, to ITAR-TASS the equipment contained in the ITAR-TASS communications backbone network which was supplied by IWL under the previous contracts. IWL may sell or lease additional equipment to ITAR-TASS as agreed between the parties.

1.9 Payments to ITAR-TASS, on a monthly basis, the amounts listed in Appendix A in accordance to the terms of each customer contract as service is initiated and terminated.


2.0 SERVICES AND RESPONSIBILITIES OF ITAR-TASS

    Subject to the terms and conditions hereof, including the attached exhibits, ITAR-TASS shall provide the following services:

2.1 Obtain all necessary approvals to insure legal operation of the ITAR-TASS proposed communication services offered by ITAR-TASS in the Russian Federation, where IWL is unable to obtain necessary approval.

2.2 Marketing and sales support, as requested by IWL, in conjunction with joint bids.

2.3 Proposals/quotations for all communication services in the Russian Federation associated with any joint bid under this agreement. If ITAR-TASS cannot provide the services or the services are not economically feasible when compared to market conditions at the time of quotation, IWL shall have the right to obtain communication services from other sources.

2.4 Implementation, monitoring and 24-hour maintenance of a communications backbone network in the Russian Federation. ITAR-TASS shall purchase or lease all equipment associated with earth stations, cable systems, and the network. IWL Communications Inc. may be solicited for purchase of the equipment at the option of ITAR-TASS. This responsibility does not include customer equipment unless specifically notes in Appendix A.

2.5 ITAR-TASS shall provide complete (both halves) space segment for communications services to the Russian Federation and may provide services to other countries. If space segment is not available or economically feasible when compared to market conditions, IWL shall have the right to obtain space segment or fiber optic connections from any other source. IWL may pay COMSAT or other authorized telecommunication entities on behalf of ITAR-TASS as specified in attachments to Appendix A.

2.6 Payment to IWL for the communications equipment supplied for the ITAR-TASS communications earth station and backbone network per Appendix B.


3.0 SERVICE FEES AND ACCOUNTING PRINCIPLES

3.1 IWL will make proposals to customers after soliciting a quotation for services from ITAR-TASS. IWL will treat ITAR-TASS as service provider and will consider the Russian services as IWL's cost in the proposals to the customers. IWL will submit to ITAR-TASS description of services, approximate start date, term, and resource requirements associated with proposed service. ITAR-TASS will provide approval of estimates and/or quotations within ten (10) working days of submittal by IWL. IWL will submit to ITAR-TASS all charges to customers based on associated ITAR-TASS services before IWL signs contract with the cusomter. After award of a contract, Appendix A will be amended and the additional payments added. IWL will administer the customer contract and pay the amount specified in ITAR-TASS's proposal less payments due to IWL for ITAR-TASS's equipment purchases, subcontract charges and labor charges in support of the ITAR-TASS communication earth station and backbone network. IWL will provide ITAR-TASS with a statement of the total contract value. Labor rates will be charged in accordance with Appendix C.

3.2 In the event a customer contract obtained by IWL involves the purchase or lease of equipment by said customer from IWL, and ITAR-TASS is involved in providing communication services as part of this contract, IWL will provide an accounting schedule to ITAR-TASS, after IWL receives full payment from customer for said equipment. The accounting schedule will state the profit contained in the equipment sale. IWL will make payment to ITAR-TASS of XXX of said profit. Profit is defined as the equipment sales price less all associated costs which includes but is not limited to the direct equipment costs, bank interest, allocated general and administration costs, engineering costs, and project management expenses, purchasing, marketing, and shipping costs.

3.3 If ITAR-TASS requires spare parts or additional communications equipment, IWL will supply this equipment at IWL's cost (as defined in 3.2) plus XXX profit. The equipment will be added to the list contained in appendix B and the monthly payment for the equipment will be adjusted for the remaining term.

3.4 IWL Communications may make other payments on behalf of ITAR-TASS for miscellaneous items or training classes. These costs will be deducted each month from the total amount to be paid to ITAR-TASS at XXX profit above IWL's costs as defined in section 3.2. ITAR-TASS shall approve all such expenditures prior to their being incurred. IWL will provide ITAR-TASS with an itemized list of all expenses paid on behalf of ITAR-TASS.

3.5 All payments made under this agreement shall be made in U.S. dollars. Payment shall be deemed to be made when the funds are electronically transferred to a specified account or when a check is placed in the mail to the designate address.

3.6 IWL Communications, Inc. will keep detailed accounts of the transactions under this contract. All labor charges assessed to ITAR-TASS by IWL will be documented by IWL time records which will reflect the individual performing services and the related time expended in performing those services..

3.7 ITAR-TASS will pay for all banking charges and currency conversion charges relating to payments to ITAR-TASS under this agreement.

3.8 In event that a customer reduces payments to IWL due to network outages, if the outage is Russian circuit problems, IWL shall reduce the payment due under section 3.1 and 3.2 to ITAR-TASS by corresponding amount. If the outage is due to a non-Russian circuit problem, payment to ITAR-TASS shall not be reduced.

3.9 ITAR-TASS shall provide maintenance support to those customers as noted in Appendix A.

3.10 In the event the balance owed IWL by ITAR-TASS exceeds the amount of customer contracts in-place, ITAR-TASS will agree to pay the amount exceeded balance directly.


4.0  OTHER TERMS AND CONDITIONS

4.1 Both parties agree to work in close coordination to perform communication services to customers, however this agreement is not exclusive. Either party can work with other entities if in the opinion of either party, financial or technical considerations dictate a different working arrangement.

4.2 IWL Communications, Inc. has the first right of refusal on 6.0 MHz of bandwidth on the Atlantic Ocean Region, 4.5 MHz of bandwidth on the Indian Ocean Region, and 3.0 MHz of bandwidth on the Asia-Pacific Region INTELSAT satellites. If IWL does not purchase this space segment, ITAR-TASS shall be free to sell the service to another party. In the event that ITAR-TASS is not able to move the current VSNL carriers to the low gain transponder, the IOR allotment will be 3.5 MHz in SVOL 2282 and 1.0 MHz in SVOL 2281. In the event that the transponder bearing SVOL 2281 is reconfigured to high gain, this issue shall be moot.

4.3 ITAR-TASS shall have the first right of refusal on all contracts for communications services to the Russian Federation proposed by IWL Communications, Inc.. IWL may use an alternate entity only if the economic considerations or technical solution offered by ITAR-TASS is not competitive.

4.4 Appendix D contains prices for standard services from ITAR-TASS for space segment and communications services. Under certain conditions, both parties may negotiate in good faith changes to the terms in Appendix D subject to the following guidelines:

     - If an opportunity arises where IWL may charge in excess of XXX times ITAR-TASS's charges to IWL, ITAR-TASS has the right to renegotiate price to IWL for this opportunity only.

     - If an opportunity arises where IWL must charge the customer less than XXX times ITAR-TASS's charges to IWL, IWL and ITAR-TASS have the right to renegotiate the price to IWL for this opportunity.

     - If ITAR-TASS does not provide written approval or notification of its desire to renegotiate within three (3) working days of IWL submission, approval will be assumed.

4.5 The period of this contract will be five (5) years from the date of signature, or ITAR-TASS has the right to terminate this agreement if the ITAR-TASS/ INTELSAT contract is terminated. Either party to this contract has the right to terminate this agreement with a sixty (60) day written notice, if business conditions or political events indicate that termination is required in the opinion of either party.

4.6 In the event of termination of this agreement for any reason, both parties agree to continue to provide the communications services under contract at the time of termination. IWL Communications, Inc. will continue to make payments for communication services and ITAR-TASS agrees to continue to make payments for all equipment purchased.

4.7 This contract and the rights and obligations of each hereunder may be assigned if the other party provides written consent.

4.8  This contract shall be binding on successors to each party.

4.9 Each party agrees that they will not compete for projects prepared by the other party directly or indirectly.

4.10 Both parties agree that they will not disclose, to any third party, competition sensitive material. This includes but is not limited to customer information, pricing information, technical information or project information relating to any business which is covered by this contract. Both parties agree to execute a confidentiality/non-disclosure agreement which binds both parties for a period of three years.


5.0 ARBITRATION

     Any dispute arising under this Agreement between the parties hereto shall be submitted to, and finally and conclusively resolved, settled, and determined under the International Arbitration Rules (the "Rules") of the London court of International Arbitration ("LCIA") by a panel of three arbitrators appointed in accordance with the Rules. The arbitration shall take place in Stockholm, Sweden. Notice of such dispute must be timely given by serving upon the other party written notice of the complaint, including the specific paragraphs or subparagraphs of this Agreement allegedly violated and the remedy sought. The complainant must thereafter within thirty (30) days, or by written agreement within any longer agreed upon period, request arbitration.

     The panel of three arbitrators shall be chosen from a list of at least seven (7) qualified arbitrators appointed by the LCIA, all of whom must be familiar with general international business practices. The parties shall alternately strike names until three names remain, which persons shall serve as arbitrators. The party to strike first shall be determined by lot.

     The arbitration shall be conducted and governed pursuant to the Rules and accepted commercial practices. The award shall be accompanied by a written opinion setting forth the reason for the award and the facts relied upon.

     Arbitrators shall promptly hear the matter and shall within sixty (60) days from the hearing, render a decision, which decision shall be final, binding, and conclusive on the parties and their respective successors and assigns, and entitled to be enforced to the fullest extent permitted by law. Each party hereby agrees that any arbitration award may be enforced in any location where such party owns assets. Each party further acknowledges that this Agreement and any award rendered pursuant to it shall be governed by the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. ITAR-TASS hereby waives any claims of sovereign immunity it may have regarding claims of IWL under this Agreement.

     Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared provided, however, that is in the opinion of the arbitrators any claim for indemnification by any party hereunder or any defense or objection thereto by the other party was unreasonable, the arbitrators may assess, as part of the award, all or any part of the arbitration expense (including reasonable attorneys' fees and costs) of the other party and of the arbitrators against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

6.0 FORCE MAJEURE

    Each party to this Agreement shall be excused from performance hereunder for any period of time and to the extent that it is prevented from performing any of its obligations pursuant hereto, in whole or in part, by a natural disaster, fire, explosion, transportation contingencies, quarantine, restriction, epidemic, natural catastrophe, war, civil disturbance, acts of the government of any country or of any governmental agency of official thereof, court order, labor dispute, third party non-performance, or other causes, events, or circumstances beyond its reasonable control, and such non-performance shall not be a default under this Agreement nor a ground for termination of this Agreement as long as the excused party makes reasonable efforts to remedy, if and to the extent reasonably possible, the cause for such non-performance. Should the force majeure continue in effect for a period exceeding one-year and through best efforts of the parties this Agreement shall be terminated.


7.0 AMENDMENTS

    This Agreement may be amended, modified, or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought and valid only if signed by both parties.


8.0 ENTIRE AGREEMENT

    This Agreement, all exhibits hereto, and all other documents executed or delivered pursuant to this Agreement, contain the complete Agreement between the parties with respect to the transactions contemplated hereby and supersede all prior Agreements and understandings, whether oral or written, between the parties with respect to such transactions. This Agreement is signed in Houston, Texas in four originals, two in English and two in Russian. All originals have the same legal force.


9.0 LEGAL ADDRESSES OF PARTIES

    INFORMATION TELEGRAPH AGENCY OF RUSSIA - ITAR-TASS

    Address:       Tverskoi Bld. 10
                   Moscow, Russia 100139

    Telephone:     7 095 290 4735
    Facsimile:     7 095 203 3049

    IWL COMMUNICATIONS, INC.

    Address:       4311 FM 2351
                   Friendswood, Texas 77546

    Telephone:     101 713 482-0289
    Facsimile:     101 713 482-9144

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INFORMATION TELEGRAPH AGENCY                IWL COMMUNICATIONS, INC.
OF RUSSIA - ITAR-ITAR-TASS


By: /s/ Andrew Grigoriev                    By:  /s/ Ignatius Leonards
   ----------------------------------           --------------------------------
Its: Head of Satellite Communications       Its: President

                                      APPENDIX A

                                    SAMPLE FORMAT

Contract #                                     Date:
           ---------------                            -----------------

Customer:  AMOCO
           ---------------
Delivery Date:
              ------------

-------------------------------------------------------------------------------
Description:







-------------------------------------------------------------------------------
Contract Revenue                                     Contract Costs





                                                    ------------------
                                            Profit
-------------------------------------------------------------------------------
Distribution of Funds:

ITAR-TASS                                   IWL Communications, Inc.







-------------------------------------------------------------------------------

                                     APPEN_A.XLS




                                      APPENDIX A
                             Schedule of Lease Contracts


                  SERVICE                                                   START     TERMINAL           MONTHS     LEASE
   LESSEE       DESCRIPTION            LOCATIONS          SAT    CIRCUIT     DATE       DATE     TERM   REMAINING   REVENUE   TASS
-----------------------------------------------------------------------------------------------------------------------------------
Conoco         Space Segment   Moscow          Houston    AOR     64.0K    7/10/92     7/9/95     36       15      $XXXXXX   $XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Conoco         Equipment       Moscow          Houston    AOR       N/A    7/10/92     7/9/97     60       39        XXXXX       XX
-----------------------------------------------------------------------------------------------------------------------------------
Conoco         Maintenance     Moscow          Houston    AOR       N/A    7/10/92     7/9/97     60       39        XXXXX      XXX
-----------------------------------------------------------------------------------------------------------------------------------
Tripetrol      Space Segment/  Moscow          Houston    AOR     12.0K    3/24/93    3/23/94     12     Expired     XXXXX    XXXXX
                Equip.
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Space Segment   Arkhangelsk     Houston    IOR     64.0K    8/15/93    8/14/98     60       52       XXXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Space Segment   Arkhangelsk     Moscow     IOR     19.2K    8/15/93    8/14/98     60       52        XXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Cable Charge    Moscow          Petushkee  IOR       N/A    8/15/93    8/14/98     60       52        XXXXX        X
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights                   Ark, Ard,
 Company       Equipment        Usinsk         Houston    IOR       N/A    8/15/93    8/14/98     60       52       XXXXXX      XXX
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Space Segment   Arkhangelsk     Ardalin    IOR     32.0K    3/14/94    3/13/99     60       59        XXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Space Segment   Arkhangelsk     Usinsk     IOR     19.2K    3/14/94    3/13/99     60       59        XXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Polar Lights
 Company       Space Segment   Ardalin         Houston    IOR     32.0K    3/14/94    3/13/95     12       11       XXXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Neftel Group   Space Segment   Nizhnevartovsk  Oslo       IOR    128.0K   12/20/93   12/19/96     36       32       XXXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Harris         Space Segment   Somalia         United     AOR  1,500.0K     1/7/94     1/6/95     12        9       XXXXXX   XXXXXX
 Electronics                                    States
-----------------------------------------------------------------------------------------------------------------------------------
Exxon          Space Segment/  Moscow          Houston    AOR     64.0K    4/18/94    4/17/99     60       60        XXXXX    XXXXX
                Equip.
-----------------------------------------------------------------------------------------------------------------------------------
Amoco          Space Segment   Moscow          Tulsa      AOR     64.0K       Open                36       36        XXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
Amoco          Space Segment   Neftyugansk     London     IOR     64.0K       Open                36       36       XXXXXX    XXXXX
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Totals     $XXXXXXX  $XXXXXX
                                                                                                                  -----------------
                                                                                                                  -----------------

IWL has included payment to COMSAT and other non-Russian signatories in its portion of the revenue

                                      APPENDIX B

                                      APP_B1.XLS

                           SCHEDULE OF IWL / SSI EQUIPMENT
                                  SOLD TO ITAR/TASS

                                           Manufacturer   Serial                                Each      Extended
Quantity      Description      Manufacturer   Number      Number        Comments                Price     Price
------------------------------------------------------------------------------------------------------------------
   1          MULTIPLEXER        PCSI         CS8000      3409          2 voice/ 2 data ports   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          MULTIPLEXER        PCSI         CS8000      5733              2 data ports        XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          MULTIPLEXER        PCSI         CS8000      2032          1 voice/3 data ports    XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1       FIBER OPTIC MODEM     RAD          FOM-40      4121367                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1       FIBER OPTIC MODEM     RAD          FOM-40      4121368                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1       FIBER OPTIC MODEM     RAD          FOM-40      4083907                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1       FIBER OPTIC MODEM     RAD          FOM-40      4093906                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SUPERGROUP MODEM     DTS          2001        93217200102                           XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SUPERGROUP MODEM     DTS          2001        93217200103                           XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      REFERENCE GENERATOR    DTS          3050        3050001A002                           XXX       XXX
------------------------------------------------------------------------------------------------------------------
   6              DSU            UDS          MR1         N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          MODEM SHELF        RAD          MCS12       N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          GROUP MODEM        FAIRCHILD    GB200       Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         BERT TEST SET       TTC          2000        154470                                XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         TI MULTIPLEXER      RAD          MP2000      N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          LS-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   3      TI MULTIPLEXER CARD    RAD          HS-2        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          CL-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   3      TI MULTIPLEXER CARD    RAD          ML-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          PS-2        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      MISCELLANEOUS PARTS    VARIOUS      N/A         N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         DOWNCONVERTER       LNR                      1130                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         DOWNCONVERTER       LNR                      Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         DOWNCONVERTER       LNR                      Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          MULTIPLEXER        PCSI         CS8000      3394          1 voice/ 3 data ports   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          MULTIPLEXER        PCSI         CS8000      3408          1 voice/ 1 data port    XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM100      1032                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM100      1033                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM650      1821                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM650      9381                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM650      8241                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     EF DATA      SDM650      8240                                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     COMSTREAM    CM701       63361                                 XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     COMSTREAM    CM701       63422                                 XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SATELLITE MODEMS     COMSTREAM    CM701       63052                                 XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1       REED SOLOMON CARDS    COMSTREAM    RS01        Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SUPERGROUP MODEM     DTS          2001        Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1        SUPERGROUP MODEM     DTS          2001        93341200104                           XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      REFERENCE GENERATOR    DTS          3050        3050001A001                           XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2          GROUP MODEM        FAIRCHILD    GB200       Unknown                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1         TI MULTIPLEXER      RAD          MP2000                                            XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          LS-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          HS-2        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          CL-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      TI MULTIPLEXER CARD    RAD          ML-1        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      TI MULTIPLEXER CARD    RAD          ML-11       N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2      TI MULTIPLEXER CARD    RAD          PS-2        N/A           Cards for MP 2000       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          LINE DRIVER        RAD          ASM-20      3132826                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          LINE DRIVER        RAD          ASM-20      3132824                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          TI REPEATER        RAD          RPT-TI      3261358                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          TI REPEATER        RAD          RPT-TI      3261357                               XXX       XXX
-----------------------------------------------------------------------------------------------------------------
   1          TI REPEATER        RAD          RPT-TI      3261356                               XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2          ALARM PANEL                                                                       XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2          POWER SUPPLY       NEWMAR       N/A         N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2       EQUIPMENT CABINET                  N/A         N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1      MISCELLANEOUS PARTS    VARIOUS      N/A         N/A                                   XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2         BERT TEST SET       TTC          600
------------------------------------------------------------------------------------------------------------------
   2         BERT INTERFACE      TTC          40202
------------------------------------------------------------------------------------------------------------------
   2      BERT INTERFACE CABLE   TTC          10214
------------------------------------------------------------------------------------------------------------------
   2         BERT INTERFACE      TTC          30609
------------------------------------------------------------------------------------------------------------------
   2      BERT INTERFACE CABLE                                          3 PIN TO BANTAM
------------------------------------------------------------------------------------------------------------------
   2         BERT INTERFACE      TTC                                    TI INTERFACE
------------------------------------------------------------------------------------------------------------------
              BERT TOTAL                                                                        XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          OSCILLOSCOPE       TEKTRONICS   10419                     60 MHZ                  XXX       XXX
------------------------------------------------------------------------------------------------------------------
   1          OSCILLOSCOPE       TEKTRONICS   10419                     100 MHZ                 XXX       XXX
------------------------------------------------------------------------------------------------------------------
   4           MULTIMETER        FLUKE        77                                                XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2     HIGH TEMPERATURE PROBE               80K-40                                            XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2     HIGH TEMPERATURE PROBE               80T-150V                                          XXX       XXX
------------------------------------------------------------------------------------------------------------------
   4    TESTERS INTERFACES V.35                                         WITH DC PS              XXX       XXX
------------------------------------------------------------------------------------------------------------------
  10      CORDLESS TELEPHONE     TROPEZ       900DL                                             XXX       XXX
------------------------------------------------------------------------------------------------------------------
   2          FAX MACHINE        PITNEY BOWES 7800                                              XXX       XXX
------------------------------------------------------------------------------------------------------------------
                                                                                                          --------
            TOTAL SALES PRICE                                                                             $561,917
                                                                                                          --------
                                                                                                          --------

E PAYMENT SCHEDULE IS CONTAINED IN ATTACHMENT 1

      ATTACHMENT 1

                                Interest Vision
                      IWL Sale of Equipment to ITAR-TASS

Loan or Annuity Variables:

Start Date:        May  1, 1994   End Date:             May  1, 1997
Start Payment:     May  1, 1994   No. of Payments:      36
Start Interest:    May  1, 1994   Interest Rate:        10.000%
Payment Freq.:     Monthly        Initial Principal:    $561917.00
Compound Freq.:    Monthly        Payment Amount:       $18136.24
Days in Mo./Yr.:   Actual No.     Balloon:              $0.00
Payment Mode:      In Arrears     Amortization Method:  Simple Int.

                          Payment  Interest  Interest
No.       Date             Amount    Amount  Rate/Yr.     Principal      Balance

          May 1, 1994        0.00      0.00     0.000          0.00    561917.00
     1    Jun 1, 1994    18136.24   4772.45    10.000      13363.80    548553.20
     2    Jul 1, 1994    18136.24   4508.66    10.000      13627.59    534925.61
     3    Aug 1, 1994    18136.24   4543.20    10.000      13593.04    521332.58
     4    Sep 1, 1994    18136.24   4427.76    10.000      13708.49    507624.09
     5    Oct 1, 1994    18136.24   4172.25    10.000      13963.99    493660.10
     6    Nov 1, 1994    18136.24   4192.73    10.000      13943.51    479716.58
     7    Dec 1, 1994    18136.24   3942.88    10.000      14193.37    465523.22
     8    Jan 1, 1995    18136.24   3953.76    10.000      14182.48    451340.73
     9    Feb 1, 1995    18136.24   3833.30    10.000      14302.94    437037.79
    10    Mar 1, 1995    18136.24   3352.62    10.000      14783.62    422254.17
    11    Apr 1, 1995    18136.24   3586.27    10.000      14549.98    407704.19
    12    May 1, 1995    18136.24   3350.99    10.000      14785.25    392918.94
    13    Jun 1, 1995    18136.24   3337.12    10.000      14799.12    378119.82
    14    Jul 1, 1995    18136.24   3107.83    10.000      15028.41    363091.41
    15    Aug 1, 1995    18136.24   3083.79    10.000      15052.45    348038.95
    16    Sep 1, 1995    18136.24   2955.95    10.000      15180.30    332858.66
    17    Oct 1, 1995    18136.24   2735.82    10.000      15400.42    317458.24
    18    Nov 1, 1995    18136.24   2696.22    10.000      15440.02    302018.22
    19    Dec 1, 1995    18136.24   2482.34    10.000      15653.90    286364.31
    20    Jan 1, 1996    18136.24   2425.49    10.000      15710.75    270653.56
    21    Feb 1, 1996    18136.24   2292.42    10.000      15843.82    254809.74
    22    Mar 1, 1996    18136.24   2018.98    10.000      16117.26    238692.48
    23    Apr 1, 1996    18136.24   2021.71    10.000      16114.53    222577.95
    24    May 1, 1996    18136.24   1824.41    10.000      16311.83    206266.11
    25    Jun 1, 1996    18136.24   1747.06    10.000      16389.18    189876.93
    26    Jul 1, 1996    18136.24   1556.37    10.000      16579.88    173297.06
    27    Aug 1, 1996    18136.24   1467.82    10.000      16668.43    156628.63
    28    Sep 1, 1996    18136.24   1326.64    10.000      16809.61    139819.02
    29    Oct 1, 1996    18136.24   1146.06    10.000      16990.19    122828.83
    30    Nov 1, 1996    18136.24   1040.35    10.000      17095.89    105732.94
    31    Dec 1, 1996    18136.24    866.66    10.000      17269.58     88463.36
    32    Jan 1, 1997    18136.24    751.33    10.000      17384.91     71078.45

                          Payment  Interest  Interest
No.       Date             Amount    Amount  Rate/Yr.     Principal      Balance

    33    Feb 1, 1997    18136.24    603.68    10.000      17532.56     53545.89
    34    Mar 1, 1997    18136.24    410.76    10.000      17725.48     35820.41
    35    Apr 1, 1997    18136.24    304.23    10.000      17832.02     17988.39
    36    May 1, 1997    18136.24    147.85    10.000      17988.39         0.00

                                   APPENDIX C

                              STANDARD RATE SHEET
                              EFFECTIVE 01/01/94



DOMESTIC SERVICE:

    Monday - Friday 7:00 A.M. - 6:00 P.M.                       $XXXXX/Hour
    Overtime                                                    $XXXXX/Hour
    Holidays                                                    $XXXXXX/Hour


MOBILE INSTALLATION (IN-HOUSE) STANDARD VEHICLES:

    Dash Mount                                                  $XXXXXX/Each
    Trunk Mount                                                 $XXXXXX/Each
    Removals                                                    $XXXXX/Each
    Non-Standard Vehicles                                       T&M

    (Field installs and removals will be at the above rates plus travel time and mileage)


MILEAGE CHARGES:                                                $XXXX/Mile


TOWER CLIMB CHARGE:                                             $XXXX/Foot


ENGINEERING AND PROJECT MANAGEMENT:

    Engineer                                                    $XXXXXX/Day
    Project Manager                                             $XXXXXX/Day
    Field Manager                                               $XXXXXX/Day
    Data Communications or Satellite/Microwave Technician       $XXXXXX/Day
    Field Survey Technician                                     $XXXXXX/Day
    Civil Engineer (Structure and Soil Analysis/Survey)         $XXXXXX/Day


FCC FORMS PREPARATION*:

    Form 403 (Satellite)                                        $XXXXXX/Each
    Form 402 (Microwave)                                        $XXXXXX/Each
    Form 574 (Two-Way):
      Basic Form and One (1) Transmitter                        $XXXXXX/Each
      Additional Transmitters Per Form                          $XXXXX/Each
    Form 155 (Fee Processing)                                   $XXXXX/Each
    Renewals                                                    $XXXXX/Each

    *Does not include coordination of FCC fees



NOTE: Additional charges may apply in areas where service being provided includes adverse environmental conditions or political instability.



                                  CONFIDENTIAL

ENGINEERING STUDIES:

    Mobile/Two-Way/Trunking Coverage Study                  $XXXXXX/Freq or Site
      Additional Plots                                      $XXXXXX/Each
    Microwave Path Studies (USGS Only):
      Path Profiles                                         $XXXXXX/Each
      Reliability Analysis                                  $XXXXXX/Each
    Microwave Path Studies
    (USGS with 7.5 Minute Map Verification):
      Path Profiles                                         $XXXXXX/Each
      Reliability Analysis                                  $XXXXXX/Each
    Satellite Engineering:
      Radiation Hazard Study                                $XXXXXXXX/Each
      Link Budget                                           $XXXXXXXX/Each


TEST EQUIPMENT RENTAL:

    Transmission Test Set (Osc-Level)                       $XXXXXX/Week
    Frequency Selective Voltmeter                           $XXXXXX/Week
    Microwave Spectrum Analyzer                             $XXXXXX/Week
    Microwave Power Meter                                   $XXXXXX/Week
    Microwave Directional Coupler                           $XXXXX/Week
    Microwave Detectors                                     $XXXXX/Week
    Microwave Signal Generators                             $XXXXXXXX/Week
    T1-56kb Digital Analyzer (BERT)                         $XXXXXX/Week
    NPR Test Equipment                                      $XXXXXX/Week
    X-Y Plotter                                             $XXXXXX/Week
    IFR 1200 Service Monitor                                $XXXXXX/Week
    Strip Chart Recorder                                    $XXXXXX/Week
    Portable GPS Receiver                                   $XXXXXX/Week
    Video "Cam-Corder"                                      $XXXXXX/Week
    Computer (Portable/Laptop/Desktop)                      $XXXXXX/Week
    Other Test Equipment                                    (Prices Quoted
                                                             as Needed)


OTHER:

* Any third party expenses such as lodging, meals, or special travel will be billed to customer at Cost plus XXX administrative fee.
* Any delays beyond the control of IWL Communications, Inc. are billed to the customer as travel time plus mileage.
* A minimum of one (1) hour will be charged for all ship and call out services.
*   All charges are based upon "portal-to-portal" billing.
* All rates based on the customer providing local and offshore transportation.



                                  CONFIDENTIAL

                                      APPENDIX D

                           STANDARD ITAR-TASS SERVICE PRICE


DEFINITIONS:


1.  COST will be as defined in Section 3.2 of this contract.

2. SPACE SEGMENT COST is the documented Intelsat tariff charges to ITAR-TASS minus any lease charge abatement or rebates due to signatory transit arrangements.

3.  INTELSAT TARIFF CHARGES is $XXXXXX per 100 KHz AOR and $XXXXXX per 100 KHz
    IOR.

I.  RECURRING PER MONTH:

    1. For circuits between Russian Territory and COMSAT Controlled Territory that transit the TASS Earth Station at Petushkee. Space Segment and Petushkee Earth Station resources per circuit:

         Up to 128 kbps: $XXXXXXXX + N* (XXX*SPACE SEGMENT COST)

         where N = using satellite capacity (max EIRP or BW)
                   -----------------------------------------
                                       100 KHz

         More than 128 kbps: TO BE AGREED ON A CASE-BY-CASE BASIS.

    2. For circuits between Russian Remote Sites and COMSAT Controlled Territory that do not transit the TASS Earth station at Petushkee. Space Segment services per circuit:

         Up to 128 kbps: $XXXXXX + N* (XXX*SPACE SEGMENT COST)

         where N = using satellite capacity (max EIRP or BW)
                   -----------------------------------------
                                       100 KHz

         More than 128 kbps: TO BE AGREED ON A CASE-BY-CASE BASIS.

    3. Space Segment and Earth Station service for IWL circuits that transit the TASS Earth Station at Petushkee associated with Russian Domestic Earth Stations, or circuits that transit non-billing and non-participating correspondents, including:

         -    Space Segment
         -    Signatory support of operating and frequencies licenses procedures
         -    INTELSAT, Russian PTT, other administration of PTT interfaces

         Up to 128 kbps: $XXXXXXXX + N* (XXX*SPACE SEGMENT COST)

         More than 128 kbps: TO BE AGREED ON A CASE-BY-CASE BASIS.

    4. Space Segment service for IWL circuits that do not transit the TASS Earth Station at Petushkee associated with Russian Domestic Earth Stations, that transit non-billing and non-participating correspondents, including:

         -    Space Segment
         -    Signatory support of operating and frequencies licenses procedures
         -    INTELSAT, Russian PTT, other administration of PTT interfaces

         Up to 128 kbps: $XXXXXX + N* (XXX*SPACE SEGMENT COST)

         More than 128 kbps: TO BE AGREED ON A CASE-BY-CASE BASIS.

    5. Space segment for IWL circuits not associated with Russian Remote Earth Stations: TO BE AGREED ON A CASE-BY-CASE BASIS.

    6. Space segment for IWL circuits that transit billing and participating correspondents other than COMSAT: TO BE AGREED ON A CASE-BY-CASE. BASIS.

    7.   Link between Petushkee Earth Station and Moscow ITAR-TASS Technical
         Center: PER 64 kbps - $XXXXXX

    8. Fiber Optic link between Moscow ITAR-TASS Technical Center and Ostankino technical node: $XXXXXX + L * $XXXXX (where L = number of 64 kb circuits)

    9. Fiber Optic link between Moscow ITAR-TASS Technical Center or Ostankino and IWL customer location: TO BE AGREED ON A CASE-BY-CASE BASIS.

    10. Cable link between Moscow ITAR-TASS Center or Ostankino and IWL customer location: COST + XXX

    11.  Maintenance, per one (1) circuit:

         EARTH STATION EQUIPMENT   $XXXXXX
         CABLE EQUIPMENT           $XXXXXX
         FIBER OPTIC EQUIPMENT     $XXXXXX
         MOSCOW CUSTOMER EQUIPMENT $XXXXXX
         REMOTE EARTH STATION*     $XXXXXX PER DAY, PER MAN, AND TRAVEL EXPENSES

         * ON A CASE-BY-CASE BASIS

    12. Services provided by third parties (i.e., COMSAT or any PTT administration charges): COST + XXX

    13.  Project management, per one (1) contract with customer: $XXXXXX

II. NON-RECURRING:

     1.  Installation of Space Segment circuit including:

         -    Petushkee equipment installation
         -    SSOG link-up procedure for Petushkee Earth Station
         -    INTELSAT interfaces
         -    Correspondent signatory arrangements

              $XXXXXXXX

    2.   Signatory support of SSOG procedures for IWL remote Earth Stations:
         $XXXXXX per each procedure.

    3.   Installation of terrestrial circuit: $XXXXXXXX

    4.   Installation of Moscow customer equipment: $XXXXXX

    5. Frequencies license procedure (without guarantee of positive result and term): COST + XXX

    6.   Services provided by third parties: COST + XXX

    7.   Support of custom's clearance will be at: ITAR-TASS's COST + XXX.

                                 STANDARD RATE SHEET
                                  EFFECTIVE 01/01/94

DOMESTIC SERVICE:

    Monday - Friday 7:00 A.M. - 6:00 P.M.                  $XXXXX/Hour
    Overtime                                               $XXXXX/Hour
    Holidays                                               $XXXXXX/Hour

MOBILE INSTALLATION (IN-HOUSE) STANDARD VEHICLES:

    Dash Mount                                             $XXXXXX/Each
    Trunk Mount                                            $XXXXXX/Each
    Removals                                               $XXXXX/Each
    Non-Standard Vehicles                                  T&M

    (Field installs and removals will be at the above rates plus travel time and mileage)

MILEAGE CHARGES:                                           $XXXX/Mile

TOWER CLIMB CHARGE:                                        $XXXX/Foot

ENGINEERING AND PROJECT MANAGEMENT:

    Engineer                                               $XXXXXX/Day
    Project Manager                                        $XXXXXX/Day
    Field Manager                                          $XXXXXX/Day
    Data Communications or Satellite/Microwave Technician  $XXXXXX/Day
    Field Survey Technician                                $XXXXXX/Day
    Civil Engineer (Structure and Soil Analysis/Survey)    $XXXXXX/Day

FCC FORMS PREPARATION*:

    Form 403 (Satellite)                                   $XXXXXX/Each
    Form 402 (Microwave)                                   $XXXXXX/Each
    Form 574 (Two-Way):
         Basic Form and One (1) Transmitter                $XXXXXX/Each
         Additional Transmitters Per Form                  $XXXXX/Each
    Form 155 (Fee Processing)                              $XXXXX/Each
    Renewals                                               $XXXXX/Each

    * Does not include coordination of FCC fees

NOTE: ADDITIONAL CHARGES MAY APPLY IN AREAS WHERE SERVICE BEING PROVIDED INCLUDES ADVERSE ENVIRONMENTAL CONDITIONS OR POLITICAL INSTABILITY.

                                 CONFIDENTIAL

ENGINEERING STUDIES:

    Mobile/Two-Way/Trunking Coverage Study          $XXXXXX/Freq or Site
         Additional Plots                           $XXXXXX/Each
    Microwave Path Studies (USGS Only):
         Path Profiles                              $XXXXXX/Each
         Reliability Analysis                       $XXXXXX/Each
    Microwave Path Studies
      (USGS with 7.5 Minute Map Verification):
         Path Profiles                              $XXXXXX/Each
         Reliability Analysis                       $XXXXXX/Each
    Satellite Engineering:
         Radiation Hazard Study                     $XXXXXXXX/Each
         Link Budget                                $XXXXXXXX/Each

TEST EQUIPMENT RENTAL:

    Transmission Test Set (Osc-Level)               $XXXXXX/Week
    Frequency Selective Voltmeter                   $XXXXXX/Week
    Microwave Spectrum Analyzer                     $XXXXXX/Week
    Microwave Power Meter                           $XXXXXX/Week
    Microwave Directional Coupler                   $XXXXX/Week
    Microwave Detectors                             $XXXXX/Week
    Microwave Signal Generators                     $XXXXXXXX/Week
    TI-56kb Digital Analyzer (BERT)                 $XXXXXX/Week
    NPR Test Equipment                              $XXXXXX/Week
    X-Y Plotter                                     $XXXXXX/Week
    IFR 1200 Service Monitor                        $XXXXXX/Week
    Strip Chart Recorder                            $XXXXXX/Week
    Portable GPS Receiver                           $XXXXXX/Week
    Video "Cam-Corder"                              $XXXXXX/Week
    Computer (Portable/Laptop/Desktop)              $XXXXXX/Week
    Other Test Equipment                            (Prices Quoted as Needed)

OTHER:

* Any third party expenses such as lodging, meals, or special travel will be billed to customer at Cost plus XXX administrative fee.
* Any delays beyond the control of IWL Communications, Inc. are billed to the customer as travel time plus mileage.
* A minimum of one (1) hour will be charged for all ship and call out services.
*   All charges are based upon "portal-to-portal" billing.
* All rates based on the customer providing local and offshore transportation.

                                 CONFIDENTIAL

                                                            SUPPLEMENT No 1
                                                             OF 8 JUNE 1994

                          To the Services Agreement between
                                  ITAR-TASS and IWL

                           The Contract Number - TSINSA003

    In purpose of developing of the ITAR-TASS Information Network and in accordance with item No 1.8 of the Contract IWL is providing ITAR-TASS with communication equipment on CIF Moscow conditions.

                               SPECIFICATION
----------------------------------------------------------------------------
Item  Qty    Description                                          Cost $
----------------------------------------------------------------------------

1.     2     SSE 20 Watt C-band Radio with M&C                        XXX
             (s/n 01-02574, 01-02575)
1.1.   2     SSE Power Supply
             (s/n 01-02574, 01-02575)
1.2.   2     SSE HPA (s/n 01-02574, 01-62575)
1.3.   1     SSE Interface Box (s/n 01-06021)
1.4.   1     SSE 1+1 Protection Switch
             (s/n 01-0604)
2.     2     CM 701 Modem (s/n 64030, 64031)                         XXX
3.     1     CX 101 Protection (s/n 525)                             XXX
4.     2     CS8000/4 Voice Card                                     XXX
             (s/n 7468, 7489)
5.     1     Installation Kit Rails,                                 XXX
             Installation Kit Hardware
6.     1     250' RG69, 3'  WR137 TWISTFLEX,                         XXX
             5 RTU, 2-66BLOCK, 1 Monitor
             Panel, 2 Manuals
------------------------------------------------------------------------------
    The total price of equipment:                                    XXX
------------------------------------------------------------------------------


    Equipment provider                              Equipment purchaser
    IWL                                             ITAR-TASS



    -----------------------------                    ------------------------
    Mr. Prosvirjakov                                 Mr. Jashenkov
    Director of Moscow                               Deputy General
    office                                           Director
    Date: 8 JUNE 1994                                Date: 8 JUNE 1994

                                   QUOTATION

----------------------------------------------------------------------------
 ITEM  QTY            DESCRIPTION                       MFG      PURCHASE
----------------------------------------------------------------------------

 V.  TASS MOSCOW SPARE PARTS                                     $10,733
----------------------------------------------------------------------------

      SPARES SUBSYSTEM
      ----------------
 5.1   5     Attenuator, 1 dB, 70 MHz                Pasternack     XXX
 5.2   5     Attenuator, 3 dB, 70 MHz                Pasternack     XXX
 5.3   5     Attenuator, 6 dB, 70 MHz                Pasternack     XXX
 5.4   5     Attenuator, 10 dB, 70 MHz               Pasternack     XXX
 5.5   5     Attenuator, 20 dB, 70 MHz               Pasternack     XXX
 5.6   1000  Ft. RG-59 Coaxial Cable                 Belden         XXX
 5.7   500   Ft. RG-142 Coaxial Cable                Belden         XXX
 5.8   1000  Ft. Low Voltage Computer Cable,
             25 cond. 24 AWG                         Belden         XXX
 5.9   500   Ft. Low Voltage Computer Cable,
             8 cond. 24 AWG Shielded                 Belden         XXX
 5.10  100   Connector, BNC-Type Male                Amphenol       XXX
 5.11  30    N-Type Male for RG-142                  Andrew         XXX
 5.12  10    SMA Male Connector for PHJ1-50
             Heliax Cable                            Andrew         XXX
 5.13  10    SMA Male Connector for RG-142 Cable     Andrew         XXX
 5.14  50    V.35 Connectors, Male 34 Pin            AMP            XXX
 5.15  50    V.35 Connectors, Female 34 Pin          AMP            XXX
 5.16  20    DB-25 Connectors, Male 25 Pin           AMP            XXX
 5.17  20    DB-25 Connectors, Female 25 Pin         AMP            XXX
 5.18  10    DB-15 Connectors, Male 15 Pin           AMP            XXX
 5.19  10    DB-15 Connectors, Female 15 Pin         AMP            XXX
 5.20  10    DB-9 Connectors, Male 9 Pin             AMP            XXX
 5.21  10    DB-9 Connectors, Female 9 Pin           AMP            XXX
 5.22  4     N-Type Male to N-Type Male Adaptor      Andrew         XXX
 5.23  4     1:2 Divider, BNC 70 MHz                 Merrimac       XXX
 5.24  4     1:4 Divider, BNC 70 MHz                 Merrimac       XXX
 5.25  2     1:2 Divider, N-Type 4 GHz               Merrimac       XXX
 5.26  30    BNC Terminations - 75 Ohm               King           XXX
 5.27  1000  Tyraps, 7-5/16"                         T&B            XXX
 5.28  1000  Tyraps, 5-1/2"                          T&B            XXX
 5.29  6     Extractors for V.35 Pins                Winchester     XXX
 5.30  4     Crimp Tools for BNC Coax Connectors     Jensen         XXX
 5.31  2     Wire Cutters                            Jensen         XXX

                                   QUOTATION

------------------------------------------------------------------------------
 ITEM  QTY            DESCRIPTION                             MFG    PURCHASE
------------------------------------------------------------------------------


 III.     TASS MOSCOW COMMUNICATIONS SYSTEM                              XXX
          --------------------------------------------------------------------
          MULTIPLEXOR SUBSYSTEM
          ---------------------
 3.1   1    Voice/Data Multiplexor                            PCSI       XXX
             *Consist of: Base Unit with
             -One - 4 Port Data Module, RS232 Int.
             -V.35/RS449/DS-1 Interfaces, Up to 128K Agg.
 3.2   2    Voice/Fax III Module with CELP and ATC Algor.     PCSI       XXX
 3.3   1    Rack Mount Kit, fixed, no handles,
            without slides                                    PCSI       XXX
 3.4   1    Lot, Misc. Data Cables, Connectors                IWL        XXX

          IWL/TASS DIGITAL NETWORK SUBSYSTEM
          ----------------------------------
 3.5   4     MP-2000 Dual Channel High Speed Data Card        RAD        XXX
 3.6   4     Lot, Misc. Data Cables, Connectors               IWL        XXX


          INTEGRATION, PROGRAMMING, AND TESTING
          -------------------------------------
             PROJECT INTEGRATION INCLUDES:
 3.7   1     a. Lot, Integration and Testing of
                Digital Network Equipment                     IWL        XXX
 3.8   1     b. Lot, Integration Multiplexers                 IWL        XXX
 3.9   1     c. Lot, Programming of Multiplexers              IWL        XXX
 3.10  1     d. Lot, End-to-End System Test                   IWL        XXX



 IV.      TASS MOSCOW PABX OPTION                                        XXX
          ---------------------------------------------------------------------

          PABX SUBSYSTEM
          --------------
  4.1   1     SX50 Basic Frame w/Power Supply                 Mitel      XXX
  4.2   1     Operator Console                                Mitel      XXX
  4.3   2     16ckt. ONS Linecard for Analog Stations         Mitel      XXX
  4.4   1     COV Digital Line Card (for Supersets -
              8 ckts.per card)                                Mitel      XXX
  4.5   1     8ckt. LS/GS Trunk Card                          Mitel      XXX
  4.6   4     Universal Card                                  Mitel      XXX
  4.7  16     E&M Piggyback Cards (4ea. per Universal Card)   Mitel      XXX
  4.8   1     MOH/Paging Card                                 Mitel      XXX
  4.9   1     MS-53 Software Set                              Mitel      XXX
  4.10  1     Wall Mounting Plate                             Mitel      XXX
  4.11  4     Superset 4 Telephone Instrument (w/display)     Mitel      XXX
  4.12 28     Telephone Sets "type 2500"                      Comdial    XXX
  4.13  1     Miscellaneous Cables, Connectors, and Hardware  IWL        XXX


          INTEGRATION, PROGRAMMING, AND TESTING
          -------------------------------------
          PROJECT INTEGRATION INCLUDES:
  4.14  1     a. Lot, Integration and Programming of PABX        IWL     XXX

                                      EQP2BUY.XLS

                                  IWL / SSI EQUIPMENT

                                       PETUSHKEE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                               Manufacturer                       Each      Extended
Quantity     Description         Manufacturer     Number          Comments        Price      Price
------------------------------------------------------------------------------------------------------
                                                  RF/IF
------------------------------------------------------------------------------------------------------
   1     DOWNCONVERTER              LNR          DC4L-D5                         $ XXXXXX   $ XXXXXX
------------------------------------------------------------------------------------------------------
   2     DOWNCONVERTER SWITCH       LNR          DC SAM1                         $  XXXXX   $  XXXXX
------------------------------------------------------------------------------------------------------
   2     UPCONVERTER SWITCH         LNR          UC SAM1                         $  XXXXX   $  XXXXX
------------------------------------------------------------------------------------------------------
   1     MODEM PROTECTION SWITCH    COMSTREAM    CX801                           $ XXXXXX   $ XXXXXX
------------------------------------------------------------------------------------------------------
   1     INTEGRATION MATERIALS      VARIOUS                                      $  XXXXX   $  XXXXX
------------------------------------------------------------------------------------------------------

                                                 PET-WIT
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER             RAD          MP2000                          $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER CARD        RAD          LS-1      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   3     T1 MULTIPLEXER CARD        RAD          HS-2      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   2     T1 MULTIPLEXER CARD        RAD          CL-1      Cards far MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   2     T1 MULTIPLEXER CARD        RAD          ML-20     Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   2     T1 MULTIPLEXER CARD        RAD          PS-2      Cards far MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------

                                                PET-MOS
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER CARD        RAD          HS-2      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     T1 REPEATER                RAD          RPT-T1                          $   XXX    $    XXX
------------------------------------------------------------------------------------------------------
   1     PROTECTION SWITCH          DTS          4601                            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     STRATUM 2 CLOCK            LARSE                  CLOCK FOR T1          $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------

                                                  M&C
------------------------------------------------------------------------------------------------------
   1     M&C SYSTEM                 TIW SYSCON   MAC270                          $ XXXXX    $ XXXXXX
------------------------------------------------------------------------------------------------------

                                                 SPARES
------------------------------------------------------------------------------------------------------
   1     REFERENCE GENERATOR        DTS          3050                            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   2     T1 REPEATER                RAD          RPT-T1                          $   XXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER CARD        RAD          HS-2      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     SUPERGROUP MODEM           DTS          2001                            $XXXXXX    $ XXXXXX
------------------------------------------------------------------------------------------------------

         SUBTOTAL - PETUSHKEE                                                               $XXXXXXX


                                           MOSCOW
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                               Manufacturer                       Each      Extended
Quantity     Description         Manufacturer     Number          Comments        Price      Price
------------------------------------------------------------------------------------------------------

                                                 MOS-PET
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER CARD        RAD          HS-2      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     PROTECTION SWITCH          DTS          4601                            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     INTEGRATION MATERIALS      VARIOUS                                      $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------

                                                  M&C
------------------------------------------------------------------------------------------------------
   1     M&C SYSTEM                 TIW SYSCON   MAC270                          $XXXXXX    $ XXXXXX
------------------------------------------------------------------------------------------------------

                                                 SPARES
------------------------------------------------------------------------------------------------------
   1     REFERENCE GENERATOR        DTS          3050                            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     PROTECTION SWITCH          DTS          4601                            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     T1 MULTIPLEXER CARD        RAD          HS-2      Cards for MP 2000     $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     FIBER DRIVER               RAD          FOM-40                          $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------

         SUBTOTAL - MOSCOW                                                                  $ XXXXXX


                                               TRAINING
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
   1      PBX TRAINING              MITEL        SX-50     SELF STUDY            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     MODEM TRAINING             DTS          2001      1 DAY                 $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     SWITCH TRAINING            DTS          4601      1 DAY                 $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   5     TRAVEL PER DIEM            DTS                    MINIMUM 5 DAY         $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------
   1     AIRLINE TICKET             DTS                    ROUND TRIP            $ XXXXX    $  XXXXX
------------------------------------------------------------------------------------------------------

         SUBTOTAL - TRAINING                                                                $ XXXXXX

                                                                                            ----------

         TOTAL SALES PRICE                                                                  $XXXXXXX
                                                                                            ----------
                                                                                            ----------

                                       Page 1

                                     [LETTERHEAD]

April 28, 1994

IWL Communications, Inc.
4311 FM 2351
Friendswood, Texas 77546

Attention:     Mr. Ignatius W. Leonards

Subject: IWL Proposal SM-94-04-0006

Dear Mr. Leonards,

Please purchase all items contained in Section III entitled "TASS/Moscow Communications System" and all items in Section V entitled "TASS Moscow Spare Parts". Please add these items to our Basic Agreement Contract Number TSINSA003 Appendix B and use a three-year installment payment plan.


Sincerely,


/s/ DR. ANDREW K. GRIGORIEV
-----------------------------------
Dr. Andrew K. Grigoriev
Head of Satellite Communication Department

                                                                SUPPLEMENT No 3
                                                             of 8 December 1994


                          To the Services Agreement between
                                  ITAR-TASS and IWL

                            The Contract Number - TSINSA003

    In purpose of developing of the ITAR-TASS Information Network and in accordance with item No 1.8 of the Contract IWL is Providing ITAR-TASS with communication equipment on CIF Moscow conditions.

                       SPECIFICATION

NN   QUANTITY   DESCRIPTION                      UNIT PRICE $   EXT. PRICE $

1.              TEST EQUIPMENT

1.1    2        Fiber optic tester - HP140A          XXXXX         XXXXX
1.2    2        Option for tester - HP81401A         XXXXX         XXXXX
1.3    2        Option for tester - HP81412A         XXXXX         XXXXX
1.4    4        Cross connector - HP81000F1            XXX           XXX
                                      TOTAL:                      XXXXXX

2.              MODEM EQUIPMENT

2.1    5        Supergroup modem DIV SG MDM         XXXXXX       XXXXXXX
2.2    1        DTS modem card                       XXXXX         XXXXX
2.3    3        Protection switch                    XXXXX        XXXXXX
2.4    4        Repeater T-1                           XXX         XXXXX
2.5    1        Power supply 24 V Newmar               XXX           XXX
                                                       TOTAL:    XXXXXXX

                                                 SUPER TOTAL:    XXXXXXX


Parties agreed that the list of above mentioned equipment is the continuation of the Appendix B of the Contract TSINSA 003 (Schedule of IWL Equipment sold to ITAR-TASS) and the payment will be provided monthly as it is indicated in Appendix D of the Contract.

Equipment provider                           Equipment purchaser
IWL                                          ITAR-TASS

------------------------                     ------------------------
V. Prosvirjakov                              V. Jashenkov
Director of Moscow                           Deputy General
office                                       Director
Date: 8 December 1994                        Date: 8 December 1994

                                                                SUPPLEMENT No 4
                                                            OF 21 DECEMBER 1994

                           TO THE SERVICE AGREEMENT BETWEEN
                                  ITAR-TASS AND IWL

                           THE CONTRACT NUMBER - TSINSA003

    In purpose of developing of the ITAR-TASS Information Network, and in accordance with item No 1.8 of the Contract IWL is providing ITAR-TASS with communication equipment on CIF Moscow conditions.

                SPECIFICATION
-----------------------------------------------------------------------------
  NN  QTY  DESCRIPTION                                             PURCHASE
-----------------------------------------------------------------------------
  1    2       3                                                      4
-----------------------------------------------------------------------------

I. ASSOCIATE HUB ELECTRONICS SUBSYSTEM.                             $XXXXX

     1.1   1    Satellite Modem, Variable Rate, V.35/RS449/DS-1,
                Closed Network Modem, 19.2Kbps to 2,048Kbps
     1.2   1    Satellite Moddem Doppler Shift Buffer
     1.3   1    CSU/DSU for Fiber Backhaul Circuit
     1.4   1    Lot, Electronic Enclosure, Misc. Cables

II. ASSOCIATED MOSCOW CUSTOMER SITE EQUIPMENT                       $XXXXX

     2.1   1    Voice/Data Multiplexor consist of:
                Base Unit with One-4 Port Data Module, RS232 Int.
                V.35/RS449/ds-1 Int., Up to 128Kbps Agg.
     2.2   2    Voice/Fax III Module with CELP and ATC Algor.
     2.3   1    Rack Mount Kit, slides
     2.4   1    CSU/DSU for Fiber Backhaul Circuit
     2.5   1    Lot, Misc. Data Cables, Connectors

III. ADD. MOSCOW MULTIPLEXOR SUBSYSTEM                              $XXXXX

     3.1   4    Voice/Data Multiplexor consist of:
                Base Unit with One-4 Port Data Module, RS232 Int.
                V.35/RS449/ds-1 Int., Up to 128Kbps Agg.
     3.2   6    Voice/Fax III Module with CELP and ATC Algor.
     3.3   1    Data Port Module, 4 Port RS232
     3.4   4    Rack Mount Kit, slides
     3.5   1    Lot, Misc. Data Cables, Connectors
     3.6   1    Megaplex-2000 Redundant Multiplexer incl.
                a) Chassis w/Redundant Power Supplies - 220VAC
                b) Redundant Common Control Cards
                C) Redundant Main Link Cards (ML-20)
     3.7    4   Megaplex-2000 High Speed Data Card
     3.8    2   Megaplex-2000 6 Ch. Low Speed Data (LS-1)
     3.9    1   Lot, Misc. Data Cables, Connectors

--------------------------------------------------------------------
    1      2        3                                          4
--------------------------------------------------------------------

IV, ADD. MOSCOW LINE DRIVER SUBSYSTEM                      $  XXXX

    4.1     2     ASM-20 Syncronous Short Range Modem
    4.2     1     MCS-C20 TWO ASM-20 Card, 128Kbps, V.35
    4.3     3     ASM-10 Async/Sync Short Range Modem
    4.4     1     MCS-10 TWO ASM-10 Card
    4.5     1     Lot, Misc. Data Cables, Connectors

--------------------------------------------------------------------
                             TOTAL:                        $XXXXXX
--------------------------------------------------------------------

    Parties agreed that the list of above mentioned equipment is the continuation of the Appendix B of the Contract TSINSA003 (Schedule of IWL Equipment sold to ITAR-TASS) and the payment will be provided monthly as it is indicated in Appendix D of the Contract.

Equipment provider                              Equipment purchaser
IWL                                             ITAR-TASS


------------------------                        ------------------------
V. Prosvirjakov                                 V. Jashenkov
Director of Moscow                              Deputy General Director

Date: 21 December 1995                          Date: 21 December 1995






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